UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


      California                    000-31929                  68-0454068
      ----------                    ---------                  ----------
     (State or other            (Commission File No.)        (I.R.S. Employer
       jurisdiction                                          Identification No.)
    of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
                 (Address of principal executive offices) (Zip Code)

                                 (707) 935-3200
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition

      Sonoma Valley Bancorp announced its results for the third quarter ended September 30, 2004 on the attached press release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

      Exhibit No.                Exhibit Description

      99                         Press release announcing third quarter results

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SONOMA VALLEY BANCORP,
                                         a California Corporation


Dated: October 20, 2004                   /s/ Mel Switzer, Jr.
                                         -----------------------------------
                                         Mel Switzer, Jr.,
                                         Chief Executive Officer and President
                                         (Principal Executive Officer)

                                  EXHIBIT INDEX


         Exhibit No.         Description

            99 Press release dated October 20, 2004 titled "Sonoma Valley Bancorp Announces Total Assets $211 Million"